Exhibit 99.4

ADS INC.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

For the year ended January 31, 2016 and 2015

ADS INC.

SUMMARY

INDEPENDENT AUDITOR'S REPORT	1 - 2

FINANCIAL STATEMENTS

Consolidated income	3

Consolidated retained earnings	4

Consolidated contributed surplus	4

Consolidated cash flow	5

Consolidated balance sheet	6 - 7

Notes to the consolidated financial statements	8 - 24

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of

ADS INC.

Saint-Elzéar (Québec)

We have audited the accompanying consolidated financial statements of ADS inc., which comprise the consolidated balance sheet as at January 31, 2016, and the related consolidated statements of income, retained earnings, contributed surplus and cash flows for the year then ended.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with Canadian accounting standards for private enterprises; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ADS inc. as at January 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with Canadian accounting standards for private enterprises.

Other matter

The accompanying consolidated balance sheet of ADS inc. as at January 31, 2015, and the related consolidated statements of income, retained earnings, contributed surplus and cash flows for the year then ended were not audited, reviewed, or compiled by us and, accordingly, we do not express an opinion or any other form of assurance on them.

Sainte-Marie, September 21, 2016

1 Chartered professional accountant auditor, CA, public accountancy permit No. A119888

2

ADS INC.
Consolidated income
For the year ended January 31, 2016 and 2015

	January 31,	January 25,
	2016	2015
		(Unaudited)
REVENUES	92,381,271	81,363,554

COST OF SALES	69,393,676	64,551,934

GROSS INCOME	22,987,595	16,811,620

OPERATING EXPENSES
Sales expenses	4,566,637	4,119,103
Administrative expenses	5,211,970	5,040,389
Financial expenses less revenues	1,045,056	1,255,392
Scientific research and experimental development	859,002	631,021

	11,682,665	11,045,905

OPERATING INCOME	11,304,930	5,765,715

OTHER EXPENSE
Impairment loss of goodwill	(150,000)	-

INCOME BEFORE INCOME TAXES	11,154,930	5,765,715

Current income taxes - note 20	2,250,602	51,331
Future income taxes	843,891	1,634,062

	3,094,493	1,685,393

NET INCOME - note 19	$8,060,437	$4,080,322

The accompanying notes to the consolidated financial statements are an integral part of these statements.

3

ADS INC.
Consolidated retained earnings
For the year ended January 31, 2016 and 2015

	January 31,	January 25,
	2016	2015
		(Unaudited)

BALANCE, BEGINNING OF YEAR	12,514,501	9,556,584

Net income	8,060,437	4,080,322

	20,574,938	13,636,906

Dividends
Classes "A" and "C" shares	1,683,608	1,122,405

BALANCE, END OF YEAR	$18,891,330	$12,514,501

ADS INC.
Consolidated contributed surplus
For the year ended January 31, 2016 and 2015

	January 31,	January 25,
	2016	2015
		(Unaudited)

BALANCE, BEGINNING OF YEAR	7,360,531	7,338,031

Stock-related compensation expense - note 16	22,500	22,500

BALANCE, END OF YEAR	$7,383,031	$7,360,531

The accompanying notes to the consolidated financial statements are an integral part of these statements.

4

ADS INC.
Consolidated cash flows
For the year ended January 31, 2016 and 2015

	January 31,	January 25,
	2016	2015
		(Unaudited)

CASH FLOWS FROM: (note 21)

OPERATING ACTIVITIES
Net income	8,060,437	4,080,322
Non-cash items:
Depreciation and amortization	2,070,776	2,081,867
Future income taxes	843,891	1,634,062
Gain on disposal of fixed assets	(6,935)	(70,469)
Loss on write-off of intangible assets	-	1,973
Impairment loss of goodwill	150,000	-
Interest capitalized on long-term debt	104,226	125,573
Stock-related compensation expense	22,500	22,500
Tax credits on scientific research and experimental development credited to results and non-cashable in the next year	(156,864)	(170,773)
Tax credits on scientific research and experimental development absorbed by current income taxes of the year	1,115,768	-

	12,203,799	7,705,055
Net change in non-cash working capital items	(1,440,334)	(45,992)

	10,763,465	7,659,063
INVESTING ACTIVITIES
Acquisition of fixed assets net of financial assistance	(963,661)	(565,832)
Acquisition of intangible assets net of financial assistance	(106,935)	(12,148)
Cashed notes receivable	4,394	-
Proceeds from disposal of fixed assets	21,046	171,439

	(1,045,156)	(406,541)
FINANCING ACTIVITIES
Net change in bank loans	2,097,500	1,020,000
Long-term debt	2,770,769	579,138
Receipts from loans to officers	22,324	24,617
Repayment of long-term debt	(9,904,043)	(3,697,551)
Net change in provision for warranties	-	(5,000)
Dividends paid	(1,683,608)	(1,122,405)
Minority interest	130	-
Redemption of class "D" shares	(2,533,333)	-
Cashed deferred grant	-	105,000

	(9,230,261)	(3,096,201)

INCREASE IN CASH AND CASH EQUIVALENTS	488,048	4,156,321

Cash and cash equivalents, beginning of year	1,933,140	(2,223,181)

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,421,188	$1,933,140

The accompanying notes to the consolidated financial statements are an integral part of these statements.

5

ADS INC.
Consolidated balance sheet
As at January 31, 2016 and 2015

	January 31,	January 25,
	2016	2015
		(Unaudited)
ASSETS

Current assets
Cash	2,421,188	1,933,140
Accounts receivable - note 3	10,760,564	12,268,911
Government assistance receivable	141,136	268,026
Inventories - note 4	19,139,722	13,148,320
Current portion of notes receivable	7,800	-
Prepaid expenses	614,426	383,519
Future income taxes	-	82,216

	33,084,836	28,084,132
Long-term assets
Notes receivable - note 5	117,806	-
Scientific research and experimental development tax credits to recover	463,871	1,422,775
Fixed assets - note 6	23,929,483	24,766,950
Goodwill - note 7	3,870,858	4,020,858
Intangible assets - note 8	633,558	745,102
Future income taxes	88,951	54,186

	$62,189,363	$59,094,003

The accompanying notes to the consolidated financial statements are an integral part of these statements.

6

ADS INC.
Consolidated balance sheet
As at January 31, 2016 and 2015

	January 31,	January 25,
	2016	2015
		(Unaudited)

LIABILITIES

Current liabilities
Bank loans - note 9	3,872,500	1,775,000
Accounts payable - note 10	9,486,128	8,122,804
Income taxes payable	1,101,253	70,354
Deferred revenues	804,007	-
Current portion of long-term debt	1,611,645	1,922,337
Future income taxes	268,054	82,883
Current liabilities before other short-term debt	17,143,587	11,973,378
Long-term debt to be financed in the next year	4,531,250	-
	21,674,837	11,973,378
Long-term liabilities
Long-term debt - note 11	8,674,257	19,759,075
Provision for warranties	10,000	10,000
Deferred grant - note 12	76,295	97,295
Future income taxes	3,609,330	2,998,061
	34,044,719	34,837,809
SHAREHOLDERS' EQUITY

Share capital - note 15	1,870,153	4,381,162

Retained earnings	18,891,330	12,514,501

Contributed surplus	7,383,031	7,360,531

	28,144,514	24,256,194

Minority interest	130	-

	28,144,644	24,256,194

	$62,189,363	$59,094,003

The accompanying notes to the consolidated financial statements are an integral part of these statements.

7

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

1.	STATUTE OF INCORPORATION AND NATURE OF ACTIVITIES

The entity, incorporated under the Canada Business Corporations Act, manufactures and develops products in the specialized non-woven materials industrial sector. The entity also specializes in the sales and installation of geosynthetic products.

2.	SIGNIFICANT ACCOUNTING POLICIES

The entity used the Canadian accounting standards for private enterprises when preparing its consolidated financial statements, which include the following significant accounting policies:

Consolidation policies

The consolidated financial statements of the entity include the accounts of its subsidiaries as well as those of its joint venture. The joint venture is accounted for using the proportionate consolidation method. According to this method, the financial statements show, on a line-by-line basis, the entity's pro rata share of each items of assets, liabilities, revenues and expenses and cash flows resulting from operating, investing and financing activities of the joint venture.

NAME	ACTIVITIES	% OF OWNERSHIP

Subsidiaries

Texel Géosol inc.	Sale and installation of geosynthetic products	87%

Texel USA inc.	Sales force	100%

ADS Groupe Composites inc.	Inactive	100%

Joint venture

Afitex Texel Géosynthétiques inc.	Manufacturing and commercialization of technical products in the drainage and retaining structure sector	50%

Use of estimates

The preparation of consolidated financial statements in accordance with Canadian accounting standards for private enterprises requires management to make estimates and assumptions that affect the carrying amounts of assets and liabilities, the related revenues and expenses and the disclosure of contingent assets and liabilities as at the balance sheet date.

Significant estimates include the valuation of the allowance for accounts receivable impairment, the adjustments related to health and security at work retrospective plan, stocks evaluation, the assets’ useful life in order to calculate the depreciation amount and their net recoverable value, income taxes liabilities and tax credits for scientific research and experimental development recoverable. Actual results could differ from those estimates. However, management considers that the estimates used in the preparation of these consolidated financial statements present fairly the entity’s situation.

8

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

Sales are accounted for when there is persuasive evidence that an arrangement exits, that products are delivered, that there is no uncertainty as to customer acceptance, that the price is fixed or determinable and that collection is reasonably assured.

Operating revenues from installation contracts are accounted for under the percentage of completion method. When a terminal loss on a contract can be reasonably estimated, the total estimated amount of the loss is charged to income for the year.

In the normal course of business, the entity files claims for additional work performed on contracts. The revenues related to these claims are accounted for when customer acceptance has occurred.

Rental revenues, composed of basic annual rent, are recognized when persuasive evidence of an arrangement exists, when rent is fixed or determinable and collection is reasonably assured.

Foreign exchange translation

The entity uses the temporal method for the translation of its accounts denominated in foreign currencies and for the translation of its subsidiary’s financial statements that is considered as a permanent establishment outside Canada. Monetary assets and liabilities are translated at the exchange rate in effect at the balance sheet date. All other assets and liabilities are translated at their historical rates. Revenues and expenses, except for the cost of inventories translated at historical rates, are translated at the average exchange rates for the year. Exchange gains or losses are reflected in the income statement of the year.

Financial instruments

Measurement of financial instruments

The entity measures its financial assets and financial liabilities, other than those issued or assumed in related party transactions, at their fair value.

The entity measures its financial assets and financial liabilities issued or assumed in related party transactions at the carrying amount, unless the transactions are in the normal course of operations or if certain conditions, described in Section 3840, "Related party transactions", are met. They are then measured at the exchange amount, which is the consideration established and agreed to by the related parties.

Later, the entity measures the financial instruments at cost or amortized cost.

Directors and managers that are not shareholders are deemed not to be related parties. Consequently, transactions concluded with them are not deemed to be related party transactions.

Financial assets measured at amortized cost on a straight-line basis include cash, accounts receivable, government assistance receivable, notes receivable and scientific research and experimental development tax credits recoverable.

Financial liabilities measured at amortized cost on a straight line basis include bank loans, accounts payable and long-term debt.

9

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial instruments (continued)

Impairment

Financial assets measured at cost or at amortized cost are tested for impairment when there are indicators of impairment. The amount of the write down, if any, is recognized in net income. The previously recognized impairment loss must be reversed to the extend of the improvement, directly or by adjusting the allowance account, provided it is no greater than the amount that would have been reported at the date of the reversal had the impairment not been recognized previously. The amount of the reversal, if any, is recognized in net income.

Transaction costs

The entity recognizes its transaction costs in net income in the year incurred. However, financial instruments that will not be subsequently measured at fair value are adjusted by the transaction costs that are directly attributable to their acquisition, origination, issuance or assumption. These costs are amortized over the expected life of related financial instrument.

Hedge accounting

According to its risk management strategy, the entity uses interest rate swaps in order to reduce the effect of interest rate fluctuations on long-term debt. The entity is not using derivative financial instruments for transactions or speculation purposes.

The entity designs and documents each derivative financial instruments as a cash flow hedge of its debt. The entity determines that derivative financial instruments represent an efficient hedge, as the term to maturity, the notional amount and the reference interest rate of the instruments match the terms of the debt being hedged.

The entity is using interest rate swaps contracts in order to manage the combination of fixed and variable interest rates for a portion of its debt and the corresponding debt cost. The interest rate swaps contracts result in periodic exchanges of interest payments without exchanges of principal amounts on which payments are based upon. The corresponding amounts payable or receivable are recorded as adjustments to accrued interests.

Unrealized gains or losses on interest rate swaps contracts are recorded in the financial statements only when the intended transactions occur.

Inventories

Inventories are measured at the lower of cost and net realizable value, with raw material costs being determined using the average cost method. Costs comprise costs of purchase, less discounts, and other costs incurred in bringing the inventories to their present location and condition. Finished goods are measured using the absorption costing method and include the cost of raw materials, direct labor and manufacturing overhead. Net realizable value is the estimated selling price in the ordinary course of business, less any applicable estimated variable selling costs.

10

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed assets

Fixed assets are accounted for at cost, less any related governmental assistance, and are depreciated, based on their respective useful life, using the straight-line method, according to the periods indicated in note 6.

Spares parts are not depreciated but are recorded as an expense when actually used.

Fixed assets costs include financing costs directly attributable to their construction. Capitalization of financing costs ceases when the related asset is substantially complete and ready for its intended use.

Long lived assets impairment

Fixed assets and intangible assets are tested for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. An impairment loss is recorded when the carrying amount of a fixed asset exceeds the sum of the undiscounted cash flows expected to result from its use and eventual disposition. The impairment loss is measured as the amount by which the carrying amount of the asset exceeds its fair value. As at January 31, 2016, no write-down has been accounted for.

Goodwill

Goodwill represents the difference between the purchase price paid in a business combination and the estimated fair value of the purchased identifiable net assets. Goodwill is not amortized. Goodwill is tested for impairment whenever events or changes in circumstances indicate that the carrying amount of the reporting unit to which the goodwill is assigned may exceed its fair value. When the impairment test reveals that the carrying amount of the reporting unit to which the goodwill is assigned exceeds its fair value, an impairment loss is recognized in an amount equal to the excess. As at January 31, 2016, an impairment loss has been recorded for an amount of $ 150,000.

Intangible assets

Finite useful life intangible assets are accounted for at cost and are amortized, based on their useful life for the entity, using the straight-line method, according to the periods indicated at note 8. The amortization method and estimated useful life are reviewed annually.

Provision for warranties

In the normal course of business, the entity incurs repair costs in relation to warranties issued on sales and installation of geomembrane products. The entity offers a standard warranty of five years, however, this period may be increased according to customer requirements and can be extended to a maximum of 20 years. The provision is estimated based on past experience and is recorded in liabilities under provision for warranties. The actual amount of repair costs that the entity may have to incur, as well as the moment when these costs will have to be incurred, are not known. It is therefore possible that a change in circumstances would result in a significant change in the recorded amounts.

Deferred grant

Deferred grant related to the natural gas supply is amortized using the straight-line method over the duration of the supply agreement, which is 5 years. The amortization of the deferred grant is recorded as a deduction from the energy expense.

11

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Income taxes

The entity records income taxes using the future income taxes method. According to this method, future income tax assets and liabilities arise from taxable or deductible temporary differences between the carrying values of assets or liabilities and their tax basis, using the income tax rates that are expected to apply when the differences are expected to reverse.

Governmental assistance

Governmental assistance is accounted for in the financial statements when there is reasonable assurance that the entity has complied, and will continue to comply, with all of the necessary conditions to obtain the assistance. It is accounted for in reduction of the related assets or related expenses.

Scientific research and experimental development tax credits as well as other tax credits are accounted for when the entity has incurred the eligible expenses, as long as it is reasonably certain that the credits will materialize. They are recorded in reduction of the related expenses.

Costs incurred in the development phase

Costs incurred in the development phase are recorded in income of the year in which they are incurred.

Stock related compensation plan

The entity offers to certain member of management and to certain officers a stock related compensation plan, as described in note 16. Consideration received from participants to the plan on the acquisition of stocks are credited to share capital. Remuneration expenses arising from granted shares are calculated at the fair value on the date of the grant and recorded in net income in the acquisition period of the shares.

3.	ACCOUNTS RECEIVABLE

	January 31,	January 25,
	2016	2015
		(Unaudited)

Trade	10,371,351	12,007,670
Allowance for impairment	(160,376)	(208,237)
Holdbacks on contracts	285,266	371,187
Joint venture	2,482	1,496
Sales taxes receivable	261,841	96,795

	$10,760,564	$12,268,911

4.	INVENTORIES

	January 31,	January 25,
	2016	2015
		(Unaudited)

Finished goods	12,777,112	7,817,376
Raw materials	6,362,610	5,330,944

	$19,139,722	$13,148,320

12

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

5.	NOTES RECEIVABLE

	January 31,	January 25,
	2016	2015
		(Unaudited)

Notes receivable from officers, without interest, maturing in 2025	125,606	-
Current portion of notes receivable	7,800	-

	$117,806	$-

6.	FIXED ASSETS

	Depreciation			Net value
	periods		Accumulated	January 31,	January 25,
	(years)	Cost	depreciation	2016	2015
					(Unaudited)

Land		873,353	-	873,353	873,353
Land improvements	10 years	43,491	3,666	39,825	1,851
Buildings	10 and 30 years	8,874,212	1,374,228	7,499,984	7,728,013
Leasehold improvements	Lease term	545,722	256,319	289,403	347,283
Sign	10 years	8,984	2,955	6,029	6,928
Machinery and production equipment	10, 15 and 20 years	18,316,621	5,225,555	13,091,066	13,912,581
Computer equipment	4 and 10 years	1,074,670	866,715	207,955	261,073
Office furniture	5 and 10 years	286,452	163,007	123,445	155,048
Automotive equipment	5 and 10 years	1,567,688	982,636	585,052	731,928
Spare parts		2,212,039	-	2,212,039	1,931,210
Fixed assets under installation		-	-	-	32,234
Deposit on fixed assets acquisition		61,161	-	61,161	-

		33,864,393	8,875,081	24,989,312	25,981,502

Less: Financial assistance		1,622,287	562,458	1,059,829	1,214,552

		$32,242,106	$8,312,623	$23,929,483	$24,766,950

During the year, investment tax credits were accounted for as financial assistance in reduction of machinery and production equipments for an amount of $ 15,902 ($ 47,040 in 2015).

13

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

7.	GOODWILL

Goodwill related to the installation activities of the “outside Quebec” division was subject to an impairment test. Due to a decrease of these activities, an impairment loss of $ 150,000 was recognized.

8.	INTANGIBLE ASSETS

	Amortization			Net value
	periods		Accumulated	January 31,	January 25,
	(years)	Cost	amortization	2016	2015
					(Unaudited)

Softwares	4 to 10 years	1,620,500	1,048,725	571,775	624,421
Technological usage rights	20 years	59,173	23,920	35,253	38,109
Client relationships	7 years	376,459	338,542	37,917	102,917

		2,056,132	1,411,187	644,945	765,447

Less: Financial assistance		35,834	24,447	11,387	20,345

		$2,020,298	$1,386,740	$633,558	$745,102

9.	BANK LOANS

Bank loans, at prime rate and at prime rate plus 0.50%, for authorized amounts of $ 10,125,000 and US $ 2,100,000, renewable annually, are secured by a movable hypothec without delivery on receivables and inventories, by an immovable hypothec on the universality of movable and immovable property, by a security on inventories under Section 427 of the Bank Act and by a specific guarantee of a shareholder of a joint venturer of $ 225,000. Furthermore, a subsidiary has a temporary operating line of credit up to $ 1,500,000 to finance additional needs for the period of August to November as advances, bearing interest at prime rate plus 0.50% and renewable annually. This temporary operating line of credit is subject to the same guarantees as the bank loans. Receivables and inventories allocated to these guarantees have a book value of $ 29,613,312 and the movable and immovable properties assigned to these guarantees have a book value of $ 24,954,969.

10.	ACCOUNTS PAYABLE

	January 31,	January 25,
	2016	2015
		(Unaudited)

Trade and other accrued liabilities	9,042,015	7,652,741
Holdbacks on contracts	12,724	16,930
Joint venture	-	840
Government remittances	431,389	452,293

	$9,486,128	$8,122,804

14

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

11.	LONG-TERM DEBT

	January 31,	January 25,
	2016	2015
		(Unaudited)

Decreasing revolving credit, prime rate plus 0.125%, for an authorized amount of $ 5,000,000, renegotiable on November 2016, payable by monthly principal installments of $ 52,083, secured by a first rank movable and immovable hypothec on goods with a net book value of $ 24,954,969 *	5,000,000	5,625,000

Decreasing revolving credit, prime rate plus 0.125%, for an authorized amount of $ 6,951,111, renegotiable on January 2018, payable by monthly principal installments of $ 72,407, secured by a first rank movable and immovable hypothec on goods with a book value of $ 24,954,969 **	4,313,148	5,610,056

Decreasing revolving credit, prime rate plus 0.125%, for an authorized amount of $ 4,355,556, renegotiable on January 2020, payable by monthly principal installments of $ 45,370, subject to a pari passu agreement, secured by a first rank movable and immovable hypothec	-	4,488,721

Note payable, institution prime rate minus 1,20%, payable by monthly principal installments of $ 51,100, maturing in 2022, subject to a pari passu agreement, secured by a first rank movable and immovable hypothec on goods with a book value of $ 24,954,969	3,781,400	3,983,321

Note payable, without interest, payable by monthly installments of $ 41,667, maturing in 2018, secured by an immovable hypothec on goods with a book value of $ 8,413,162. (The note payable is discounted to reflect an effective interest of 6.00%. The balance of the undiscounted debt is $ 1,339,021.)	1,195,615	1,446,832

Note payable, without interest, payable by monthly installments of $ 8,333, maturing in 2020. (The note payable is discounted to reflect an effective interest of 6.00%. The balance of the undiscounted debt is $ 416,670.)	367,890	426,788

Note payable, without interest, payable by monthly installments of $ 5,633, maturing in 2017. (The note payable is discounted to reflect an effective interest of 5.00%. The balance of the undiscounted debt is $ 112,680.)	110,880	171,276

Balance to carry forward	14,768,933	21,751,994

15

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

11.	LONG-TERM DEBT (continued)

	January 31,	January 25,
	2016	2015
		(Unaudited)

Balance carried forward	14,768,933	21,751,994

Note payable, 5,49%, payable by monthly installments of $ 5,633, principal and interests, maturing in 2016, secured by a movable hypothec on the automotive equipment with a net book value of $ 12,352	5,169	17,083

Advances from officers, 12%, no specific repayment terms	130,000	-

Notes payable, repaid during the year	-	34,073

Financing costs	(86,950)	(121,738)

	14,817,152	21,681,412
Current portion of long-term debt	1,611,645	1,922,337
Long-term debt to be financed in the next year	4,531,250	-

	$8,674,257	$19,759,075

* In this credit, an interest rate swap for an amount of $ 4,903,846, has been settled, bringing the effective rate of this portion of the credit to 3.375% for a period ending in November 2016.

** In this credit, an interest rate swap for an amount of $ 3,569,228 has been settled, bringing the effective rate of this portion of the credit to 3.45% for a period of 5 years ending in January 2018.

	2017	2018	2019	2020	2021
Principal installments	6,177,683	1,195,301	1,033,727	1,546,655	1,498,670
Financing costs amortization	(34,788)	(34,788)	(17,374)	-	-

	$6,142,895	$1,160,513	$1,016,353	$1,546,655	$1,498,670

16

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

11.	LONG-TERM DEBT (continued)

Under the recommendations of Section 1510.13 of the CPA Canada Handbook – Accounting, the loan renegotiable in November 2016 was reclassified as current since the entity has not yet concluded an agreement allowing the refinancing of the debt on a long-term basis. This loan is presented in current liabilities in the balance sheet.

In the event of the refinancing of this debt under the same conditions:

	2017	2018	2019	2020	2021
Principal installments	1,802,683	1,820,301	1,658,727	2,171,655	2,123,670
Financing costs amortization	(34,788)	(34,788)	(17,374)	-	-

	$1,767,895	$1,785,513	$1,641,353	$2,171,655	$2,123,670

12.	DEFERRED GRANT

In the preceding year a grant related to a natural gas supply was recorded as a deferred grant for an amount of $ 105,000, of which an amount of $ 76,295 is not amortized on January 31, 2016.

13.	CONTINGENCIES

Given that the elements covered by the guarantees are specific and vary from contract to contract, the entity is not able to proceed to the estimation of the maximum amount of future payments in case of the enforcement of the guarantees.

The entity has signed letters of credit for suppliers amounting to $ 123,992. These letters are guaranteed by cash on hand.

14.	CONTRACTUAL OBLIGATIONS

The entity has signed long-term leases for office equipment, storage and office space. Total future minimum lease payments amounts to $ 1,353,405.

Future minimum payments for the next five years are as follows:

2017	2018	2019	2020	2021
$408,281	$279,838	$217,678	$215,118	$214,606

17

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

15.	SHARE CAPITAL

Information on issued share capital:

Class "A" shares, voting, participating, convertible at the holder’s option for class "B" shares on the basis of one class "B" share for one class "A" share if the entity becomes insolvent or ceases to carry on business for more than three months

Class "AA" shares, voting, participating, convertible at the holder’s option for class "B" shares on the basis of one class "B" share for one class "AA" share if the entity becomes insolvent or ceases to carry on business for more than three months

Class "C" shares, voting and participating

	January 31,	January 25,
	2016	2015
		(Unaudited)

Issued and paid:

- class "A" share (4 000 000 in 2015)	-	3,430,660
2,666,667 class "AA" shares(- in 2015)	897,327	-
10,030,066 class "C" shares	980,359	980,359

	1,877,686	4,411,019
Subscription receivable:

Loans to officers, without interest	(7,533)	(29,857)

	$1,870,153	$4,381,162

During the year, the entity exchanged 4,000,000 class "A" shares for 2,666,667 class "AA" shares with a book value of $ 897,327 and for 1,333,333 class "D" shares with a book value of $ 2,533,333. Subsequently, the entity redeemed 1,333,333 class "D" shares for $ 2,533,333 in cash.

16. STOCK RELATED COMPENSATION PLAN

According to the compensation plan of the entity, members of management and certain officers of the entity and of its subsidiaries (beneficiaries) can be offered to acquire a participation in the equity of the entity up to 1,300,00 class "C" shares. The plan includes conditions for subscription to shares and for the financing of the shares for the beneficiaries.

During the year ended January 31, 2016, an expense of $ 22,500 ($ 22,500 in 2015) was recorded in income related to this compensation plan. The counterpart of this expense was recorded in the contributed surplus.

Pursuant to the compensation plan, 1,050,000 class "C" shares were issued in June 2009 for a consideration of $ 241,500 as loans to officers and 75,000 class "C" shares were issued in March 2014 for a consideration of $ 17,250 as loans to officers. From these, 60,000 shares (75,000 shares in 2015) were not released on January 31, 2016.

18

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

17.	SUBSEQUENT EVENTS

On July 7, 2016, Lydall, Inc., through a wholly-owned subsidiary, has acquired substantially all of the assets of the entity for an amount higher than its book value. It is not possible to determine the financial impact of this transaction.

18.	COMPARATIVE FIGURES

Certain of the prior period’s figures may have been reclassified in conformity with the current period’s financial statement presentation.

19.	INFORMATION ON RESULTS

	January 31,	January 25,
	2016	2015
		(Unaudited)

Elements included in revenues:

Products from manufacturing and distribution of non-woven materials and geosynthetic products	$85,063,446	$68,642,576
Products from installation of geosynthetic products	$7,317,825	$12,720,978
Depreciation of fixed assets and financial assitance	$1,831,282	$1,820,205
Amortization of intangible assets and financial assitance	$225,706	$234,579
Amortization of financing fees	$34,788	$34,788
Gain on disposal of fixed assets	$6,935	$70,469
Loss on radiation of intangible assets	$-	$1,973
Depreciation of accounts receivable	$76,979	$222,187
Recovery of accounts receivable depreciated	$115,310	$83,958
Interest on long-term debt	$809,530	$966,437
Interest on bank loans	$109,079	$151,480
Scientific research and experimental development tax credits	$301,451	$469,365
Interest income	$4,025	$4,281
Foreign exchange gain	$780,531	$865,929
Government assistance credited to results	$73,480	$227,911
Amortization of deferred grant	$21,000	$7,705

19

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

20.	TAXES PAYABLE

	January 31,	January 25,
	2016	2015
		(Unaudited)

Taxes payable on income before taxes	2,361,950	53,134
Taxes recoverable following tax loss carry-backs to previous tax years	(111,348)	-
Taxes reduction due to tax loss carry-forwards from previous tax years	-	(1,190)
Taxes recovered following reassessments relating to prior years	-	(613)

	$2,250,602	$51,331

21.	CASH FLOWS

	January 31,	January 25,
	2016	2015
		(Unaudited)

Net change in non-cash working capital items

Accounts receivable	1,508,347	(688,725)
Income taxes receivable	-	157,279
Government assistance receivable	95,752	(62,931)
Inventories	(5,991,402)	(1,737,459)
Prepaid expenses	(230,907)	214,009
Accounts payable	1,342,970	2,001,481
Income taxes payable	1,030,899	70,354
Deferred revenues	804,007	-

	$(1,440,334)	$(45,992)

Cash and cash equivalents

The entity's policy is to present in cash and cash equivalents bank balances, including bank overdrafts when the bank balances fluctuate frequently from being positive to overdrawn.

20

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

21.	CASH FLOWS (continued)

	January 31,	January 25,
	2016	2015
		(Unaudited)

Non-cash impact items related to financing and investing activities

Acquisition of fixed assets included in accounts payable at the beginning of the year	$34,838	$104,849
Acquisition of fixed assets included in accounts payable at the end of the year	$47,965	$34,838
Government assistance credited to fixed assets and uncashed at the beginning of the year	$47,040	$668,889
Government assistance credited to fixed assets and uncashed at the end of the year	$15,902	$47,040
Acquisition of intangible assets included in accounts payable at the beginning of the year	$3,618	$-
Acquisition of intangible assets included in accounts payable at the end of the year	$10,845	$3,618
Acquisition of notes receivable offset by advances from officers	$130,000	$-

22.	TAX BENEFITS

Amounts from losses to be carried forward and related tax benefits are as follows :

Expiration date	Losses to carry forward Federal	Losses to carry forward Provincial	Tax benefits

2028	14,804	-	1,629
2029	33,919	22,813	5,556
2030	2,697	2,697	513
2032	17,509	17,509	3,326
2034	72,925	72,925	13,856
2036	30,423	30,423	5,781

	$172,277	$146,367	$30,661

21

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

23.	RELATED PARTY TRANSACTIONS

The following table summarizes the transactions concluded by the entity with related party during the year, not presented separetely elsewhere in the financial statements:

	January 31,	January 25,
	2016	2015
		(Unaudited)

Joint venture
Sales	$289,248	$326,421
Rental revenues	$29,250	$26,000
Interest revenues	$-	$410
Indirect labor revenues	$27,936	$31,615
Management fee revenues	$27,936	$31,615
Purchases	$157,064	$537,191

These transactions occured in the normal course of business and have been measured at the exchange amount.

At the end of the year, amounts receivable presented in note 3 are receivable upon request and result from the above-mentioned transactions.

24.	FINANCIAL INSTRUMENTS

Risks and concentrations

The entity is exposed to various risks through its financial instruments. The following analysis provides a measure of the entity’s risk exposure and concentrations at the balance sheet date.

Credit risk

Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. Credit risk arises mainly from accounts receivable. The entity grants credit to its clients in the normal course of business.

22

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

24.	FINANCIAL INSTRUMENTS (continued)

Currency risk

Currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The entity realizes a portion of its revenues and a portion of its purchases in foreign currencies. Consequently, some financial instruments are exposed to foreign exchange rates fluctuations.

As at January 31, 2016, financial instruments fully or partly denominated in foreign currencies and translated in Canadian dollars are as follows:

	January 31,	January 25,
	2016	2015
		(Unaudited)

Cash (bank overdraft)
Canadian dollars	26,243	(58,717)
U.S. dollars	2,392,498	1,729,617
Euros	2,447	262,240

	$2,421,188	$1,933,140
Accounts receivable
Canadian dollars	4,235,317	6,945,255
U.S. dollars	6,525,247	5,323,656

	$10,760,564	$12,268,911
Accounts payable
Canadian dollars	5,104,305	4,596,492
U.S. dollars	3,860,053	2,863,578
Euros	521,770	662,734

	$9,486,128	$8,122,804

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The entity is exposed to interest rate risk through its fixed-interest and variable-interest financial instruments. Fixed-interest instruments subject the entity to a fair value risk while the variable-interest instruments subject it to a cash flow risk.

23

ADS INC.
Notes to the consolidated financial statements
For the year ended January 31, 2016 and 2015

24.	FINANCIAL INSTRUMENTS (continued)

Interest rate swap contracts

The entity is exposes to interest rate risk through certain long-term debts bearing variable interest rates under the form of bankers’ acceptance that are renewable monthly. These debts are exposed to the risk that related future cash flows will fluctuate due to changes in market interest rates. To reduce that risk, interest rate swap contracts were signed in order to exchange payments with variable interest rates for payments with fixed interest rates. The entity has chosen to apply hedge accounting and to designate these swap contracts as cash flow hedges. The net effect of the hedge is that the entity is protected from changes in market interest rates. On January 31, 2016, the entity had concluded interest rate swap contracts for initial amounts of $ 7,500,000 and $ 4,000,000. The entity pays respectively fixed rates of 1.75 and 1.975% and receives CDOR floating interest rate.

The fair value of the interest rate swaps, provided by derivative products dealers, is $ 123,000 on January 31, 2016 ($ 205,000 in 2015) and represents the estimated amount that the entity would have to pay to end the contract at year end.

Due to the use of hedge accounting, the unrealized loss is not recorded to income at year end.

24